Exhibit 10.36

FIRST AMENDMENT
TO
CIRCOR INTERNATIONAL, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, CIRCOR International, Inc. (the “Company”) has established the 2014 Stock Option and Incentive Plan (the “Plan”);

WHEREAS, the Company desires to permit the grant of Full Value Awards to Non-Employee Directors without imposing the three year vesting condition that applies to grants to Employees and Consultants; and

WHEREAS, Section 19.1 of the Plan provides that the Board may amend the Plan from time to time.

NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 2015 as follows:

Section 3.2(d) is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the vesting restrictions set forth in this Section 3.2(d) shall not apply to Full Value Awards that are granted to Non-Employee Directors.”

Executed this 12th day of February, 2014 by a duly authorized officer of CIRCOR International, Inc.
CIRCOR INTERNATIONAL, INC.
By: /s/ Alan J. Glass
Alan J. Glass
Vice President, General Counsel and Secretary